Question 77 H.  Changes in control of Registrant




Series 4 - Fundamental Growth Portfolio

During the period ended July 31, 20156, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the Acquiring Portfolio), purchased shares of the SunAmerica Series Trust Fundamental Growth Portfolio, a series of the registrant (the Acquired Portfolio), through a series of transactions.
As of January 31, 2016, the Acquiring Portfolio owned approximately 17% of the Acquired Portfolio. As of July 31, 2016, the Acquiring Portfolio owned approximately 37% of the Acquired Portfolio.

Series 6 - High-Yield Bond Portfolio

During the period ended July 31, 20156, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the Acquiring Portfolio), purchased shares of the SunAmerica Series Trust High-Yield Bond Portfolio, a series of the registrant (the Acquired Portfolio), through a series of transactions.
As of January 31, 2016, the Acquiring Portfolio owned approximately 24% of the Acquired Portfolio. As of July 31, 2016, the Acquiring Portfolio owned approximately 32% of the Acquired Portfolio.

Series 7 - Ultra Short Bond Portfolio

During the period ended July 31, 20156, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the Acquiring Portfolio), purchased shares of the SunAmerica Series Trust Ultra Short Bond Portfolio, a series of the registrant (the Acquired Portfolio), through a series of transactions.
As of January 31, 2016, the Acquiring Portfolio owned approximately 0% of the Acquired Portfolio. As of July 31, 2016, the Acquiring Portfolio owned approximately 29% of the Acquired Portfolio.

Series 26 - Mid-Cap Growth Portfolio

During the period ended July 31, 20156, the SunAmerica
Series Trust SunAmerica Dynamic Strategy Portfolio, (the
Acquiring Portfolio), purchased shares of the SunAmerica Series
Trust Mid-Cap Growth Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2016, the Acquiring Portfolio owned approximately 15% of the Acquired Portfolio. As of July 31, 2016, the Acquiring Portfolio owned approximately 25% of the Acquired Portfolio.

Series 27 - Capital Growth Portfolio

During the period ended July 31, 20156, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the Acquiring Portfolio), purchased shares of the SunAmerica Series Trust Mid-Cap Growth Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2016, the Acquiring Portfolio owned approximately 0% of the Acquired Portfolio. As of July 31, 2016, the Acquiring Portfolio owned approximately 31% of the Acquired Portfolio.